EXHIBIT 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Carl Spana, President and Chief Executive Officer of Palatin Technologies, Inc., hereby certify, to my knowledge, that the Quarterly Report on Form 10-Q for the period ended September 30, 2022 of Palatin Technologies, Inc. (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Palatin Technologies, Inc.

Dated: November 14, 2022

/s/ Carl Spana
Carl Spana, President and Chief Executive Officer (Principal Executive Officer)